UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2011

BofI HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12777 High Bluff Drive, Suite 100, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 – Other Events

On January 26, 2011, BofI Holding, Inc. (the “Registrant”), parent of Bank of Internet USA (together, the “Company”), issued a press release announcing that Gordon Witter, Jr., a member of the Company’s Board of Directors, passed away on Friday, January 14, 2011.

The Company is currently in the process of searching for a replacement to fill the board seat vacated by Mr. Witter.

The press release relating to this matter is attached as Exhibit 99.1 and is filed herewith.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of BofI Holding, Inc. dated January 26, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BofI HOLDING, INC.

Date: January 28, 2011	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
Executive Vice President and Chief Financial Officer